Exhibit 99.1

Front Yard Residential Announces Termination of Asset Management Agreement with AAMC

CHRISTIANSTED, U.S. Virgin Islands – August 14, 2020 – Front Yard Residential Corporation (“Front Yard” or the “Company”) (NYSE: RESI) announced today that the Company and Altisource Asset Management Corporation (“AAMC”) have agreed to terminate their existing asset management agreement (the “AMA”) pursuant to which AAMC has performed management services for Front Yard, facilitating the Company’s transition from an externally-managed REIT to an internally-managed REIT.

On August 13, 2020, the parties entered into a termination and transition agreement (the “Termination Agreement”), which provides for the termination of the AMA following a transition period and governs the acquisition by Front Yard of the operations of AAMC related to the management of Front Yard’s business (the “Internalization”). Front Yard’s board of directors anticipates a smooth and timely transition of all functions necessary to complete the Internalization pursuant to an agreed upon transition plan specified in the Termination Agreement.

In connection with the Termination Agreement, Front Yard will pay an aggregate termination fee of $46 million to AAMC, consisting of an upfront payment of $15,000,000 in cash, $15,000,000 in cash on the date that the parties mutually agree that the transition is complete (which will be no later than February 9, 2021) (the “Termination Date”) and $16,000,000 in cash or common stock of the Company, at the Company’s election, on the Termination Date. During the transition period, the Company will continue to pay AAMC the base management fee provided for in the existing AMA (equal to $3,584,000 per quarter as contemplated by the existing AMA) and a pro rata portion of the base management fee for any partial calendar quarter during such period, until such time as Front Yard determines that the transition has been completed.

In addition, in connection with the Internalization, Front Yard will acquire, at its election, either the equity interests or assets of AAMC’s Indian subsidiary, the equity interests of AAMC’s Cayman Islands subsidiary, the right to solicit and hire designated AAMC employees that currently oversee the management of Front Yard’s business and other assets of AAMC that are used in connection with the operation of Front Yard (the “Acquired Assets”). The purchase price for the Acquired Assets is $8,200,000, consisting of an upfront payment of $3,200,000 in cash and $5,000,000 in cash or common stock of the Company, at the Company’s election, on the Termination Date.

“The Board believes this transaction best positions Front Yard for long-term success, while better aligning the interests of the Company’s management, board of directors and stockholders,” said Rochelle Dobbs, Chair of Front Yard’s Board of Directors. “We believe that this is the appropriate time to internalize asset management and we anticipate this change will provide Front Yard with strategic, operational and financial benefits that are expected to enhance stockholder value going forward.”

“The termination of the asset management agreement will enhance flexibility and resources as Front Yard continues to improve operations,” said George Ellison, Front Yard’s Chief Executive Officer. “Importantly, we believe the internalization will provide a more efficient structure which should position Front Yard well as we continue to build on our strong first two quarters of 2020.”

AAMC has agreed to immediately reinstate George Ellison and Robin Lowe in their roles as co-Chief Executive Officer and Chief Financial Officer of AAMC, respectively, and has reinstated their base compensation retroactively from June 9, 2020.

Additional details on the transaction can be found in the Company’s Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the “SEC”) and, when available, will be viewable on the SEC’s website (www.sec.gov).

About Front Yard

Front Yard is an industry leader in providing quality, affordable rental homes to America’s families. Our homes offer exceptional value in a variety of suburban communities that have easy accessibility to metropolitan areas. Front Yard’s tenants enjoy the space and comfort that is unique to single-family housing, at reasonable prices. Our mission is to provide our tenants with houses they are proud to call home. Additional information is available at www.frontyardresidential.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, anticipations and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies as well as industry and market conditions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “target,” “seek,” “believe” and other expressions or words of similar meaning. We caution that forward-looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. These risks and uncertainties include: our ability to successfully complete the transition plan; our ability to successfully implement our strategic initiatives and achieve their anticipated impact; our ability to implement our business strategy; risks and uncertainties related to the COVID-19 pandemic, including the potential adverse impact on our real-estate related assets, financing arrangements, operations, business prospects, customers, employees and third-party service providers; the effect of the termination of the Agreement and Plan of Merger with Amherst on our relationships with our customers, financing sources, third-party service providers, operating results and business generally; the impact of the costs of the merger transaction that were borne by the Company despite the merger transaction being terminated; the effect of management’s attention being diverted from our ongoing business operations and costs associated with shareholder activism; the impact of defending any litigation; our ability to make distributions to stockholders; our ability to integrate newly acquired rental assets into the portfolio; the ability to successfully perform property management services at the level and/or the cost that we anticipate; the failure to identify unforeseen expenses or material liabilities associated with acquisitions through the due diligence process prior to such acquisitions; difficulties in identifying single-family properties to acquire; the impact of changes to the supply of, value of and the returns on single-family rental properties; our ability to acquire single-family rental properties generating attractive returns; our ability to sell non-core assets on favorable terms or at all; our ability to predict costs; our ability to effectively compete with competitors; changes in interest rates; changes in the market value of single-family properties; our ability to obtain and access financing arrangements on favorable terms or at all; our ability to deploy the net proceeds from financings or asset sales to acquire assets in a timely manner or at all; our ability to maintain adequate liquidity and meet the requirements under its financing arrangements; risks related to our engagement of Altisource Asset Management Corporation as our asset manager; the failure of our third party vendors to effectively perform their obligations under their respective agreements with us; our failure to qualify or maintain qualification as a REIT; our failure to maintain our exemption from registration under the Investment Company Act of 1940, as amended; the results of our strategic alternatives review and risks related thereto; the impact of adverse real estate, mortgage or housing markets; the impact of adverse legislative, regulatory or tax changes and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission (“SEC”). In addition, financial risks such as liquidity, interest rate and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive.

Forward-looking statements speak only as of the date hereof and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, refer to our public filings with the SEC, available on the Investors section of our website at www.frontyardresidential.com and on the SEC’s website at www.sec.gov.

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